United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: April 29, 2014

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania                                  0-12126                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Franklin Financial Services Corporation (the “Corporation”) is holding its annual meeting of shareholders on April 29, 2014. The text of the remarks of  G. Warren Elliott, Chairman of the Board of the Corporation, and of William E. Snell, Jr., President and Chief Executive Officer of the Corporation, to be delivered at this meeting are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

99 .1      Remarks of G. Warren Elliott, Chairman of the Board of the Corporation, to be delivered at themeeting of the shareholders on April 29, 2014.

99 .2      Remarks of William E. Snell, Jr., President and Chief Executive Officer of the Corporation, to be                        delivered at the meeting of the shareholders on April 29, 2014.

                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ William E. Snell, Jr.

     William E. Snell, Jr., President

                                                                              and Chief Executive Officer

Dated: April 29, 2014

EXHIBIT INDEX

Exhibit Number Description

99.1Remarks of G. Warren Elliott, Chairman of the Board of the Corporation, to be delivered at the meeting of the shareholders on April 29, 2014.

99.2Remarks of William E. Snell, Jr., President and Chief Executive Officer of the Corporation, to be delivered at the meeting of the shareholders on April 29, 2014.